UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Suite 888, Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On May 2, 2018, the Board of Directors (the “Board”) of Veru Inc., a Wisconsin corporation (the “Company”), adopted a resolution amending and restating the Company’s By-Laws (as so amended and restated, the “By-Laws”). The Board amended the prior version of the Company’s By-Laws primarily to change provisions relating to the appointment of officers of the Company and to reflect the change in the Company’s name from “The Female Health Company” to “Veru Inc.” that took effect on July 31, 2017.

The amendments in the By-Laws include, among other items, the following:

●	The exclusive authority by the Board to appoint the principal officers of the Company, consisting of a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer (if one is designated), a Treasurer (if one is designated) and any other officer of the Company who is an “executive officer” as defined in Rule 3b-7 under the Securities Exchange Act of 1934 or any successor to such rule.

●	The authority of the Chief Executive Officer to appoint any other officers of the Company, subject to such requirements, terms and conditions as may be prescribed by the Board.

●	A description of the responsibilities of the Chief Financial Officer.

●	The general authority of the officers of the Company to execute contracts on behalf of the Company subject to such requirements, terms and conditions as may be prescribed by the Board.

The foregoing description of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 3.1	Amended and Restated By-Laws of Veru Inc., adopted May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018	VERU INC.

By: /s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

3